UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 14, 2016
MEDCAREERS GROUP, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-55089	26-1580812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
758 E Bethel School Road Coppell, Texas		75019
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(972) 393-5892

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On April 13, 2016, MedCareers Group, Inc. (the “Company”) issued a Letter to the Shareholders to the Company’s shareholders which contained a discussion of matters concerning the operation of the Company,  a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
99.1	Shareholder Letter dated April 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCAREERS GROUP, INC.
(Registrant)
Date:	April 14, 2016
		By:	/s/ Timothy Armes
		Name:	Timothy Armes
		Title:	Chief Executive Officer, Chairman of the Board of Directors

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